Exhibit 99.1

Core Scientific Announces Preliminary Results of Special Meeting of Stockholders

AUSTIN, Texas, October 30, 2025 – Core Scientific, Inc. (Nasdaq: CORZ) (“Core Scientific” or the “Company”), a leader in digital infrastructure for high-density colocation services and digital asset mining, today announced that at a special meeting of Core Scientific stockholders (the “Special Meeting”) held earlier today, the Company did not receive the requisite number of votes to approve the previously announced merger agreement with CoreWeave, Inc. (Nasdaq: CRWV).

The final voting results from the Special Meeting will be reported in a Form 8-K filed by Core Scientific with the U.S. Securities and Exchange Commission.

ABOUT CORE SCIENTIFIC

Core Scientific, Inc. (“Core Scientific” or the “Company”) is a leader in digital infrastructure for high-density colocation services and digital asset mining. We operate dedicated, purpose-built facilities for high-density colocation services and are a premier provider of digital infrastructure, software solutions and services to our third-party customers. We employ our own fleet of computers (“miners”) to earn digital assets for our own account and we are in the process of converting most of our existing facilities to support artificial intelligence-related workloads and next generation colocation services. We currently derive the majority of our revenue from earning digital assets for our own account but expect to rapidly increase revenue derived from high-density colocation (“HDC”). We currently intend to repurpose our remaining facilities currently used in our digital asset mining businesses to support our high-density colocation computing services business as circumstances allow and in a manner designed to retain access to electrical power under our control, maximize the value of our digital asset mining equipment to third parties, and fulfill our existing obligations to suppliers and customers. Our facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (3). To learn more, visit www.corescientific.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to earn digital assets profitably and to attract customers for our high density colocation capabilities; our ability to perform under our existing colocation agreements, our ability to maintain our competitive position in our existing operating segments, the impact of increases in total network hash rate; our ability to raise additional capital to continue our expansion efforts or other operations; our need for significant electric power and the limited availability of power resources; the potential failure in our critical systems, facilities or services we provide; the physical risks and regulatory changes relating to climate change; potential significant changes to the method of validating blockchain transactions; our vulnerability to physical security breaches, which could disrupt our operations; a potential slowdown in market and economic conditions, particularly those impacting high density computing, the blockchain industry and the blockchain hosting market; price volatility of digital assets and bitcoin in particular; potential changes in the interpretive positions of the SEC or its staff with respect to digital asset mining firms; the likelihood that U.S. federal and state legislatures and regulatory agencies will enact laws and regulations to regulate digital assets and digital asset intermediaries; changing expectations with respect to ESG policies; the effectiveness of our compliance and risk management methods; the adequacy of our sources of recovery if the digital assets held by us are lost, stolen or destroyed due to third-party digital asset services; Any such forward-looking statements represent management’s estimates and beliefs as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

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